U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: August 13, 2001


                                 WHISTLER, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                  ---------------------------------------------
                  STATE OR OTHER JURISDICTION OF INCORPORATION)


                    000-30579                            52-2209378
                  ------------                       -------------------
                  (COMMISSION                         (I.R.S. EMPLOYER
                  FILE NUMBER)                       IDENTIFICATION NO.)

       12740 VIGILANTE ROAD, LAKESIDE, CA                   92040
     ----------------------------------------             ----------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                  (619)692-2176
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEMS 1 THROUGH 4, 6 AND 8 NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

Potential Acquisition of American Energy Power Systems, Inc.

     Whistler, Inc., a Delaware corporation (the "Company), announces that on August 2, 2001, the Company entered into a letter agreement (the "Letter Agreement") to acquire 100% of the issued and outstanding shares of American Energy Power Systems, Inc., a corporation organized under the laws of Nevada ("AEPS"). The acquisition of AEPS by the Company will be in exchange for the issuance of 1,200,000 shares of the Company's restricted common stock. The Company further agrees that an additional 1,000,000 shares of restricted common stock may be issued to finance the development of renewable energy systems and technology for AEPS.

     The Company and AEPS agree that the Letter Agreement is binding upon the Company and AEPS, and that the Company and AEPS may negotiate prior to execution a definitive agreement with such further terms and conditions that are reasonably necessary to carry out and give effect to the terms and provisions of the Letter Agreement. The Company and AEPS further agree that as a pre-condition to closing such acquisition and the consummation of a definitive agreement encompassing the terms and provisions of the Letter Agreement, the Company conduct to its satisfaction due diligence which may include, but is not limited to, financial statements, inventory of assets and liabilities, confirmation that AEPS has complied with all regulatory filings, and receipt of necessary approvals regarding the transaction including approval by the shareholders of AEPS.

     Reference is made to the press release issued to the public by the Company on August 8, 2001, the text of which is attached hereto as Exhibit 99.1, for a further description of the event reported pursuant to this Form 8-K.

Termination of Negotiations with Intelliscape Interactive Corp.

     On June 5, 2001, the board of directors of the Company determined that it does not consider the acquisition by the Company of 100% of the issued and outstanding shares of Intelliscape Interactive Corp. ("Intelliscape") a probable event and thus has terminated discussions with Intelliscape.

     On February 22, 2001, the Company entered into a letter agreement with Intelliscape regarding acquisition of 100% of Intelliscape's issued and outstanding shares of common stock. Intelliscape is engaged in the business of providing services for the digital media industry.

     As of June 5, 2001, the Company does not consider Intelliscape a probable acquisition and has terminated discussions regarding such acquisition based upon the results of the Company's due diligence, which involved review of Intelliscape's financial statements, corporate books and records and other documentation.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits.

          99.1 Press Release dated August 8, 2001.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date: August 23, 2001                   Whistler, Inc.


                                        By /s/ James Bunyan
                                        ---------------------------------------
                                        James Bunyan, President & Director